UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2023

AERWINS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Shiba Koen Annex 6 f, Shiba Koen 3-chome, Minato-ku, Tokyo Japan	105-0011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +813-6409-6761

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value per share	AWIN	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AWINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 8, 2023, AERWINS Technologies Inc., a Delaware corporation (the “Company”), received a notification letter (the “Notification Letter”) from The Nasdaq Stock Market, LLC (“Nasdaq”) that it is not in compliance with the minimum Market Value of Publicly Held Shares (the “MVPHS”) set forth in Nasdaq Listing Rule 5450(b)(2)(C) for continued listing on Nasdaq. Nasdaq Listing Rule 5450(b)(2)(C) requires the minimum MVPHS of $15,000,000, and Nasdaq Listing Rule 5810(c)(3)(D) provides that a failure to meet the minimum MVPHS requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the MVPHS of the Company’s common stock between July 27, 2023 and September 7, 2023, the Company no longer meets the minimum MVPHS requirement. The Notification Letter has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq and, at this time, the common stock will continue to trade on Nasdaq under the symbol “AWIN.”

The Notification Letter provides that the Company has 180 calendar days, or until March 6, 2024, to regain compliance with Nasdaq Listing Rule 5450(b)(2)(C). To regain compliance, the minimum MVPHS must be at least $15,000,000 or more for a minimum of 10 consecutive business days. If the Company does not regain compliance by March 6, 2024, it will receive written notification from Nasdaq that the Company’s securities are subject to delisting. Alternatively, the Company may consider applying for a transfer to the Nasdaq Capital Market (the “Capital Market”). In order to transfer, the Company must submit an on-line Transfer Application, pay a $5,000 fee and meet the Capital Market’s continued listing requirements.

The Company intends to monitor the minimum MVPHS requirement of its publicly held shares of its common stock and will consider implementing available options to regain compliance with the minimum MVPHS requirement under the Nasdaq Listing Rules.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 13, 2023	AERWINS Technologies Inc.

	By:	/s/ Taiji Ito
Taiji Ito
Chief Executive Officer